SECOND AMENDMENT
TO
EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement (the “Amendment”) is made effective as of September 1, 2011 by and among CITY NATIONAL BANK OF NEW JERSEY, a national banking association (the “Bank”), CITY NATIONAL BANCSHARES CORPORATION, a New Jersey corporation ( “CNBC”) and PRESTON D. PINKETT, III, (the “Executive”).

WHEREAS, the Bank and the Executive have entered into an Employment Agreement effective as of March 1, 2011 which provides for the Executive's temporary but full time employment with the Bank, which agreement was amended by a First Amendment to Employment Agreement effective as of April 1, 2011 by and among the Bank, CNBC and the Executive (collectively, the “Agreement”); and

WHEREAS, the Agreement provided for a six month term; and

WHEREAS, the parties desire to extend the Agreement, on the same terms and conditions except for such amendments as provided for in this Amendment, for two additional months,

NOW, THEREFORE, in consideration of the mutual covenants herein contained and upon the terms and conditions hereinafter provided, the parties agree as follows:

The Agreement is hereby amended as follows:

1.           Terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

2.           Section 2 of the Agreement shall be amended by extending the Term for two additional months by deleting the words “six (6)” and replacing them with “eight (8).”

3.           All of the terms and conditions of the Agreement not expressly modified herein shall remain in full force and effect.

[Signatures are on the following page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed effective as of the date first written above.

CITY NATIONAL BANCSHARES CORPORATION

By:	/s/ Eugene Giscombe
Eugene Giscombe, Chairman

CITY NATIONAL BANK OF NEW JERSEY

By:	/s/ Eugene Giscombe
Eugene Giscombe, Chairman

/s/ Preston Pinkett III
Preston D. Pinkett, III, Executive

[Signature page to Second Amendment to Employment Agreement—Preston D. Pinkett, III]

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